UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): OCTOBER 13, 2006
                                                         ----------------

                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

         001-09974                                       13-2866202
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 (Commission File Number)                     (IRS Employer Identification No.)

               527 MADISON AVENUE
               NEW YORK, NEW YORK                                   10022
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 583-0100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

         On October 13, 2006, Enzo Biochem, Inc., a New York corporation (the "Company"), issued a press release announcing that a federal court has issued a favorable ruling construing claim terms in six patents. The press release issued by the Company announcing the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 8.01.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

EXHIBIT NO.         DESCRIPTION
----------          -----------
99.1                Press Release of Enzo Biochem, Inc., dated October 13, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENZO BIOCHEM, INC.


Date:  October 13, 2006                   By:   /s/ Elazar Rabbani
                                                --------------------------------
                                                Dr. Elazar Rabbani
                                                Chairman of the Board and Chief
                                                Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
----------          -----------
99.1                Press Release of Enzo Biochem, Inc., dated October 13, 2006.